Exhibit 10.7

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
DIALYSIS MEDICAL OFFICE PORTFOLIO

RAI CARE CENTER
29296 US HIGHWAY 19, CLEARWATER, FLORIDA 33761

AND
DAVITA DIALYSIS CENTER
14134 NEPHRON LANE, HUDSON, FLORIDA 34667
THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Agreement”) is made and entered into as of the Effective Date by and among AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Buyer”), as buyer, and R.H.C. INVESTMENTS I., INC., a Florida corporation (“RAI Care Center Seller”), and M.K. ACHARYA, M.D., an individual (“Davita Dialysis Center Seller”; Davita Dialysis Center Seller and RAI Care Center Seller are referred to herein, individually and collectively, as “Seller”), as seller.
BACKGROUND
A.    RAI Care Center Seller, is the fee owner of the Land (defined below) described on Exhibit A-1 attached hereto and made a part hereof (the “RAI Care Center Land”).
B.    Davita Dialysis Center Seller is the fee owner of the Land described on Exhibit A-2 attached hereto and made a part hereof (the “Davita Dialysis Center Land”).

C.    Buyer desires to purchase the Property (defined below) and Seller desires to sell the Property to Buyer on the terms and conditions set forth in this Agreement.

In consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term.
(a)    “Broker” shall mean Urban Realty Solutions, acting as Seller’s agent.
(b)    “Closing” shall mean the consummation of the transaction contemplated herein, which shall occur, subject to any applicable extension periods set forth in this Agreement, on the date that is five (5) business days after the last day of the Due Diligence Period (as defined herein), unless the Buyer waives the full Due Diligence Period and elects to close earlier by providing written notice thereof to Seller. The date of Closing is sometimes hereinafter referred to as the

“Closing Date.” Notwithstanding the foregoing, if the HCA ROFR Waiver Date (defined below) has not occurred as of the stated Closing Date, Buyer and Seller agree that the Closing Date with respect to the Davita Dialysis Center Property shall be automatically adjourned until the date that is five (5) business days after the HCA ROFR Waiver Date. Buyer and Seller therefore acknowledge that the Closing for the Davita Dialysis Center Property and the RAI Care Center Property may occur on separate dates. Neither party will need to be present at Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent prior to the date of Closing.
(c)    “Davita Dialysis Center Property” shall mean the Davita Dialysis Center Land and all matters described in (ii)-(vii) of the definition of “Property” in connection with the Davita Dialysis Center Land.
(d)    “Due Diligence Period” shall mean the period beginning upon the Effective Date and extending until 11:59 PM EST on the date that is thirty (30) days thereafter or the date on which Seller receives written notice of Buyer’s waiver of the Due Diligence Period. Seller shall deliver to Buyer all of the Due Diligence Materials within two (2) business days after the Effective Date, and for each day that passes thereafter until all of the Due Diligence Materials are delivered to Buyer, the Due Diligence Period and the Closing Date shall be extended by one (1) business day.
(e)    “Earnest Money” shall mean Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) in the aggregate. The allocation of the Earnest Money between the Properties is set forth on Schedule 3(a) attached hereto. The Earnest Money shall be delivered to Escrow Agent within three (3) business days after the Effective Date. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time of Closing, or disbursed as agreed upon in accordance with the terms of this Agreement. Seller and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent. Reasonable escrow fees are subject to Seller approval.
(f)     “Effective Date” This Agreement shall be signed by both Seller and Buyer. The date that is one (1) business day after the date of execution and delivery of this Agreement by both Seller and Buyer shall be the “Effective Date” of this Agreement.
(g)    “Escrow Agent” shall mean Stewart Title Guaranty Company, whose address is One Washington Mall - Suite 1400, Boston, MA 02108, Attention: Annette Comer, Telephone: 617-933-2441, Telecopy: 617-727-8372; E-Mail: acomer@stewart.com. The parties agree that the Escrow Agent and Buyer’s title agent, if any, shall be responsible for (x) organizing the issuance of the Title Commitment (hereinafter defined) and Title Policy (hereinafter defined), (y) preparation of the closing statement, and (z) collections and disbursement of the funds.
(h)    “Guarantor” shall mean each guarantor of the Leases.
(i)    “Guaranty” shall mean each guaranty executed by a Guarantor.
(j)     “HCA ROFR Waiver Date” shall mean the earlier to occur of: (i) the date that Buyer receives an effective written waiver of the HCA ROFR (defined below) from HCA Health

Services, Inc., a Florida corporation (“HCA”); or (ii) the expiration date of the time period for which HCA has the right to exercise the HCA ROFR.
(k)    “Leases” shall mean those certain Leases described on Exhibit A-3 attached hereto and made a part hereof and referred to in Section 6(b)(i) of this Agreement between Seller, as landlord, and the tenants described on Exhibit A-3 attached hereto, as tenant (each tenant, individually, a “Tenant”, and collectively, the “Tenants”), as amended. Each of the Leases may be referred to herein individually as a “Lease” or the “Lease”.
(l)    “Property” shall collectively mean (i) those certain parcels of real property which are listed on Exhibits A-1and A-2 attached hereto, together with all right, title and interest of Seller, if any, in and to the land lying in the bed of any street or highway in front of or adjoining such real property, and all appurtenances and all the estate and rights of Seller, if any, in and appurtenant to such parcels of real property, including, without limitation, all appurtenant easements and rights-of-way, and Buildings (as hereinafter defined) and all other improvements thereon, and all air and subsurface rights appurtenant to such parcels of real property, as the case may be (such parcels of real property, together with all such rights and appurtenances, being collectively referred to herein as the “Land”); (ii) all of the buildings (each individually called a “Building” and collectively called the “Buildings”), facilities and other improvements situated on the Land or required to be constructed under the respective Leases (collectively, the “Improvements”); (iii) all right, title and interest of Seller, if any, in and to the lighting, electrical, mechanical, plumbing and heating, ventilation and air conditioning systems used in connection with the Land and the Buildings, and all carpeting, draperies, appliances and other fixtures and equipment attached or appurtenant to the Land together with all personal property (other than furniture, equipment not necessary to operate the Buildings or building systems and not permanently affixed to the Buildings or Land, trade fixtures and inventory) owned by Seller and located on the Land or on and/or in the Buildings (collectively, the “Personal Property”); (iv) all right, title and interest of Seller in and to all plans and specifications, architectural drawings, building permits and other permits issued in connection with the construction, operation, use or occupancy of the Improvements, and all warranties and guaranties respecting the Buildings and Personal Property; (v) to the extent not otherwise described in subsection (i), all right, title and interest of Seller in and to all leases respecting the Buildings and Personal Property, including, without limitation, all prepaid rent or security or other deposits thereunder and all right, title and interest of the Affiliates under the Guaranties; (vi) all right, title and interest of Seller in and to all licenses, permits, authorizations and approvals issued by any governmental agency or authority which pertain to the Land and the Buildings, to the extent they exist and are transferable and assignable; and (vii) to the extent the same are assignable, all site plans, surveys, and plans which relate to the Land. Any references to “Property” in the singular, such as references to “a Property” or “each Property”, refer to an individual parcel of Land and all matters described in (ii)-(vii) in connection with such Land.
(m)    “Purchase Price” shall mean Seven Million Four Hundred Seventy-Five Thousand and No/100 Dollars ($7,475,000.00) in the aggregate. The allocation of the Purchase Price between the Properties is set forth on Schedule 3(a) attached hereto. The Purchase Price is based upon information made available to Buyer by Seller and its representatives and is subject to change if such information is inaccurate or additional information is discovered during the Due Diligence Period.
(n)    “RAI Care Center Property” shall mean the RAI Care Center Land and all matters described in (ii)-(vii) of the definition of “Property” in connection with the RAI Care Center Land.
(o)     “Real Estate Taxes” shall mean all real estate taxes, rollback taxes, personal property taxes, water and sewer use charges, or payments in lieu of taxes, and any other charges and assessments constituting a lien on the Property.
(p)    Seller and Buyer’s Notice address
(i)    “Seller’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:
R.H.C. Investments I., INC
14134 NEPHRON LANE
HUDSON, FL 34667
Attention: M.K. Acharya
Tel. No.: (727) 808-2227
Email: mkacharya48@gmail.com

and

M.K. Acharya, M.D.
14134 NEPHRON LANE
HUDSON, FL 34667
Attention: M.K. Acharya
Tel. No.: (727) 808-2227
Email: mkacharya48@gmail.com

And to:
Christopher W. Boss, Esq.
Boss, Arrighi & Hoag, P.L.
9800 4th Street North
Suite 402
St. Petersburg, Florida 33702
Tel. No.: (727) 471-0039
Email: chris@protectyourfuture.com
(ii)    “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:
Thomas P. D’Arcy
c/o American Realty Capital Healthcare Trust II, Inc.
405 Park Avenue, 14th Floor

New York, NY 10022
Tel. No.: (212) 415-6500
Email: TD’Arcy@arlcap.com
And to:
Jesse Galloway, Esq.
c/o American Realty Capital Healthcare Trust II, Inc.
405 Park Avenue, 14th Floor
New York, NY 10022
Tel. No.: (212) 415-6516
Email: jgalloway@arlcap.com

And Due Diligence Materials (if provided by email) to:

duediligence@arlcap.com

With hard copies and/or cds to:

Jim Mezzanotte
c/o American Realty Capital Healthcare Trust II, Inc.
7621 Little Avenue, Suite 200
Charlotte, North Carolina 28226
Tel. No.: (704) 626-4400
Email: jmezzanotte@arlcap.com
2.    Purchase and Sale of the Property. Subject to the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property for the Purchase Price.
3.    Payment of Purchase Price.
(a)    The Purchase Price to be paid by Buyer to Seller shall be paid by wire transfer of immediately available funds in the amount of the Purchase Price plus or minus prorations, credits and adjustments as provided in Section 4 and elsewhere in this Agreement to Escrow Agent, at the time of Closing, or as otherwise agreed to between Buyer and Seller. The allocation of the Purchase Price and Earnest Money among the Properties is set forth on Schedule 3(a) attached hereto. In the event this Agreement is terminated for any reason pursuant to the terms hereof with respect to one Property, this Agreement shall continue in full force and effect with respect to the other Property and the Purchase Price shall be reduced by the amount of the Purchase Price allocated to such terminated Property, as set forth on Schedule 3(a) attached hereto.
(b)    The parties agree that the value of the Personal Property is de minimis, and no part of the Purchase Price is allocated to it.
4.    Proration of Expenses and Payment of Costs and Recording Fees.

(a)    Prorations. The following items will be prorated as of 12:01 A.M. on the Closing Date, with all items of income and expense for the Property being borne by Buyer from and after (and including) the Closing Date: Tenant Receivables (hereinafter defined) and other income and rents that have been collected by Seller as of Closing; fees and assessments; prepaid expenses and obligations under service contracts which are assigned, if any; accrued operating expenses; Real Estate Taxes; and any assessments by private covenant for the then-current calendar year of Closing.
(b)    Taxes
(i)    If Real Estate Taxes for the year of Closing are not known or cannot be reasonably estimated, Real Estate Taxes will be prorated based on Real Estate Taxes for the year prior to Closing. Any additional Real Estate Taxes in the nature of “roll back” taxes or relating to the year of Closing arising out of a change in the use of the Land and Improvements or a change in ownership shall be paid by Seller when due and payable, and Seller will indemnify Buyer from and against any and all such Real Estate Taxes arising out of the transfer of the Property, which indemnification obligation will survive the Closing.
(ii)    If Seller has engaged or will engage prior to the expiration of the Due Diligence Period, consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Property (“Protest Proceedings”), any cash refunds or proceeds actually distributed (collectively, “Cash Refunds”) will be apportioned as described below. Any Cash Refunds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings, shall be: (A) the property of Seller to the extent such Cash Refunds were for Real Estate Taxes paid by Seller applicable to a period prior to the Closing Date; (B) prorated between Buyer and Seller for taxes paid for a period during which the Closing Date occurred; and (C) the property of Buyer for Real Estate Taxes for a period after the Closing Date. Seller and Buyer agree to notify the other in writing of any receipt of a Cash Refund within fifteen (15) business days of receipt of such Cash Refund. To the extent either party obtains a Cash Refund, a portion of which is owed to the other party, the receiving party shall deliver the Cash Refund to the other party within fifteen (15) Business Days of its receipt. Buyer agrees and acknowledges that Seller has the right to initiate proceedings to protest the valuation of any of the Property prior to the expiration of the Due Diligence Period. Seller agrees to give Buyer notice of Seller’s intent to initiate such proceedings prior to initiation of such proceedings and at any time subsequent to the end of the Due Diligence Period shall obtain Buyer’s consent to initiation of such proceedings, which consent may be unreasonably withheld.
(c)    Utilities. Buyer will take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. The Seller will ensure that all utility meters are read as of the Closing Date. Seller will be entitled to recover any and all deposits held by any utility company as of the Closing Date.
(d)    Tenant Receivables. Rents due from Tenants under Leases (including operating expense and real estate tax contributions or reimbursements and similar charges (collectively, “Pass-Through Expenses”)), set-offs due or required to be paid under or by reason of the Leases (collectively called “Tenant Receivables”) shall be adjusted by appropriate credit to the Seller or Buyer (as the case may be) on the Closing Date. If, at the Closing Date, any Tenant is in arrears in the payment of rents (“Uncollected Delinquent Tenant Receivables”), Seller will disclose the same to Buyer in writing or on the rent roll to be delivered to Buyer pursuant to Section 10 hereof and such amounts shall not be adjusted on the Closing Date. Prior to the Closing Date, Seller shall use Seller’s current business practices to collect Uncollected Delinquent Tenant Receivables. If Buyer shall collect Uncollected Delinquent Tenant Receivables within ninety (90) days after the Closing Date, then Buyer shall turn over to Seller the arrearages so collected, less the reasonable cost of collection thereof, if any; provided, however, Seller may continue to seek to collect the Uncollected Delinquent Tenant Receivables by legal action following the Closing Date. All rents collected by Buyer after the Closing Date (except for amounts specifically billed and paid as end of year reconciliation payments for Pass-Through Expenses, which shall be separately accounted for and allocated, pro rata, between Seller and Buyer as their interest may appear) shall be first applied to rents due and payable after the Closing Date and only the excess thereof shall be paid over to Seller on account of the Uncollected Delinquent Tenant Receivables. Seller shall prepare the reconciliation for Pass-Through Expenses for the Property and provide such reconciliation to Buyer and Buyer’s property manager. Buyer agrees to cause its property manager to cooperate with Seller in preparing such reconciliation. To the extent that items to be apportioned hereunder may be required to be paid directly by a Tenant under its Lease, the same shall not be apportioned, provided, however, that such items shall have been paid by such Tenant currently through the month including the Closing Date. The provisions of this subparagraph 4(d) shall survive Closing and the delivery of the Deed (hereinafter defined). Seller expressly agrees that if Seller receives any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Seller will notify Buyer of such fact and will remit to Buyer that portion of the monies so received by Seller to which Buyer is entitled within ten (10) business days after receipt thereof. With respect to unbilled Tenant Receivables, Buyer covenants and agrees to cause its property manager to (A) bill the same in the ordinary course of its business and (B) cooperate with Seller to determine the correct amount of operating expenses and/or taxes due.
A reconciliation or determination of Pass-Through Expenses, Uncollected Delinquent Tenant Receivables and unbilled Tenant Receivables due under the Leases shall be made at Closing to the extent possible. To the extent such information is not available at Closing, the foregoing shall be subject to adjustment following the Closing in accordance with the terms of Section 4(e), below. The provisions of this Section 4(d) will survive the Closing.
(e)    If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 4(a) through (d), then, for each separate item for which an adjustment is to be made, the following will apply: (i) initially the matter subject to allocation at Closing (including without limitation the Pass-Through Expenses) shall be re-prorated within sixty (60) days following the Closing; (ii) a further adjustment of prorated items shall occur one hundred twenty (120) days following the close of the calendar year in which the Closing occurs; and (iii) a final adjustment shall occur not later than thirty-six (36) months after the Closing. All such rights and obligations under this Section 4(e) will survive the Closing.
(f)    All security deposits under the Leases collected and not properly applied by Seller as of the Closing (and interest thereon if required by law or contract) must be transferred or credited to Buyer at Closing. As of the Closing, Buyer will assume each Seller’s obligations related to the security deposits, but only to the extent they are credited or transferred to Buyer.
(g)    Seller shall pay or be charged with the following costs and expenses in connection with this transaction:
(i)100% of all Title Policy premiums, including search costs, but excluding any endorsements issued in connection with such policy other than endorsements that Seller elects to purchase to cover title issues, if any;

(ii)Transfer taxes and conveyance fees on the sale and transfer of the Properties;

(iii)Broker’s commission payments, in accordance with Section 24 of this Agreement;

(iv)Any unpaid leasing commissions or tenant improvement allowances, or outstanding rent concessions related to the Leases, whether or not due and payable; and

(v)All fees relating to the granting, executing and recording of the Deeds for the Properties and for any costs incurred in connection with the release of existing debt, including, but not limited to, prepayment penalty fees and recording fees for documents providing for the release of the applicable Property from the existing debt.

(h)    Buyer shall pay or be charged with the following costs and expenses in connection with this transaction:
(i)Title Policy premiums for any endorsements issued in connection with such policy other than endorsements that Seller elects to purchase to cover title issues, if any;

(ii)all costs and expenses in connection with Buyer’s financing, including appraisal, points, commitment fees and the like and costs for the filing of all documents necessary to complete such financing and related documentary stamp tax and intangibles tax; and

(iii)Buyer shall pay for the cost of its own survey, Phase I environmental study and due diligence investigations.

(i)    Each party shall pay its own legal fees incidental to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
5.    Title. At Closing, Seller agrees to convey to Buyer fee simple marketable title to each Property by special warranty deed, free and clear of all liens, defects of title, conditions, easements, assessments, restrictions, and encumbrances except for Permitted Exceptions (as hereinafter defined).
6.    Examination of Property. Seller and Buyer hereby agree as follows:

(a)    Buyer shall order a title commitment (the “Title Commitment”) from Escrow Agent, a survey and a zoning report for each Property promptly after the date hereof. All matters shown in the Title Commitment, survey or zoning report (“Title Matters”) with respect to which Buyer fails to object prior to the expiration of the Due Diligence Period shall be deemed “Permitted Exceptions”. However, Permitted Exceptions shall not include, and Seller shall be obligated to remove of record prior to or at Closing, any mechanic’s lien or any monetary lien, fine or penalty, or any deeds of trust, mortgage, or other loan documents secured by the Property, or any judgments and federal and state tax liens (collectively, “Liens”). Seller shall be required to cure or remove all Liens (by payment, bond deposit or indemnity acceptable to Escrow Agent). Seller agrees to remove or cure any objections of Buyer which are of a nature that are capable of being cured with reasonable efforts prior to Closing, including the payment of a sum of money in connection therewith. Seller shall have no obligation to cure any Title Matter objected to, except the Liens as aforesaid, provided Seller notifies Buyer of any objections which Seller elects not to remove or cure within five (5) business days following receipt of Buyer’s objections. In the event that Seller refuses to remove or cure any objections, Buyer shall have the right to terminate this Agreement upon written notice to Seller given within five (5) business days after receipt of Seller’s notice, upon which termination the Earnest Money, and all interest earned thereon, shall be returned to Buyer and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein. If any matter not revealed in the Title Commitment is discovered by Buyer or by the Escrow Agent and is added to the Title Commitment by the Escrow Agent at or prior to Closing, Buyer shall have until the earlier of (i) ten (10) days after the Buyer’s receipt of the updated, revised Title Commitment showing the new title exception, together with a legible copy of any such new matter, or (ii) the Closing Date, to provide Seller with written notice of its objection to any such new title exception (an “Objection”). If Seller does not remove or cure such Objection prior to the Closing Date, Buyer may terminate this Agreement as to the applicable Property, in which case the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property, together with all interest earned thereon, shall be returned to Buyer, Seller shall reimburse Buyer for all out of pocket costs and expenses incurred hereunder and neither party shall have any further obligation hereunder with respect to such terminated Property, except as otherwise expressly set forth herein.
(b)    Within five (5) days following the Effective Date, Seller shall provide to Buyer copies of the following documents and materials pertaining to each Property to the extent within Seller’s possession or reasonably obtainable by Seller or Seller’s counsel: (i) a complete copy of all leases and lease guaranties affecting the Property and all amendments thereto and of all material correspondence relating thereto; (ii) a copy of all surveys and site plans of the Property, including, without limitation, any as-built surveys obtained or delivered to the Tenant of the Property in connection with its construction; (iii) a copy of all architectural plans and specifications and construction drawings for improvements located on the Property; (iv) a copy of the Seller’s title insurance commitments and policies relating to the Property; (v) a copy of the certificate of occupancy and zoning report for the Property and of all governmental permits and approvals; (vi) a copy of all environmental, engineering and physical condition reports for the Property; (vii) the operating budget and any CAM reconciliations of the Property for the current year and following year, if available; (viii) the operating statements and delinquency reports of the Property for the twenty-four (24) month period immediately preceding the Effective Date; (ix) copies of the

Property’s real estate tax bills for the current and prior two (2) tax years; (x) all service contracts and insurance policies which affect the Property, if any; (xi) a copy of all warranties relating to the improvements constructed on the Property, including without limitation any structural or roof warranties; (xii) a written inventory of all items of personal property to be conveyed to Buyer, if any; (xiii) updated set of Tenant’s financials to be provided through the Closing Date to extent reasonably available to Seller and consistent with Tenant’s reporting requirements; (xiv) complete copy of any feasibility study completed by the developer; (xv) a copy of all primary and secondary state licenses or regulatory permits for the Property; and (xvi) a copy of any documents relating to a waiver of life safety code or physical plant requirements (collectively, the “Due Diligence Materials”). Seller shall deliver any other documents relating to the Property reasonably requested by Buyer, to the extent within Seller’s possession or reasonably obtainable by Seller or Seller’s counsel, within three (3) business days following such request. Additionally, during the term of this Agreement, Buyer, its agents and designees, shall have the right to enter the Property for the purposes of inspecting the Property, conducting soil tests, and making surveys, mechanical and structural engineering studies, inspecting construction, and conducting any other investigations and inspections as Buyer may reasonably require to assess the condition and suitability of the Property; provided, however, that such activities by or on behalf of Buyer on the Property shall not damage the Property or the conduct of business by Tenants under the Leases; and provided further, however, that Buyer shall indemnify and hold Seller harmless from and against any and all claims or damages to the extent resulting from the activities of Buyer on the Property, and Buyer shall repair any and all damage caused, in whole or in part, by Buyer and return the Property to substantially its condition prior to such damage, which obligation shall survive Closing or any termination of this Agreement. Seller shall reasonably cooperate with the efforts of Buyer and the Buyer’s representatives to inspect the Property. After the Effective Date, Buyer shall be permitted to speak and meet with the Tenants in connection with Buyer’s due diligence. Upon signing this Agreement, Seller shall provide Buyer with the name of a contact person(s) for the purpose of arranging site visits. Buyer shall give Seller reasonable written notice (which in any event shall not be less than two (2) business days) before entering the Property, and Seller may have a representative present during any and all examinations, inspections and/or studies on the Property. Buyer shall have the unconditional right, for any reason or no reason, to terminate this Agreement with respect to any Property by giving written notice thereof to Seller and the Escrow Agent prior to the expiration of the Due Diligence Period, in which event this Agreement shall become null and void as to such terminated Property, Buyer shall receive a refund of the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property, together with all interest earned thereon, and all rights, liabilities and obligations of the parties under this Agreement with respect to such terminated Property shall expire, except as otherwise expressly set forth herein.
(c)    Within two (2) business days following the Effective Date, Seller shall request a waiver of any first right of refusal, right of first offer or other purchase right that any party may have to purchase either Property (and simultaneously provide Buyer with copies of such requests). Within two (2) business days following the Effective Date, Seller shall deliver to Buyer a draft of the completed Estoppel Certificate (defined below) for each Lease. It shall be a condition of Closing that Seller shall have obtained a tenant estoppel certificate certified to Buyer, its lender and their successors and assigns in the form attached hereto as Exhibit F, or to the extent the Lease explicitly requires a particular form, in the form required under the Lease (the “Estoppel

Certificate”). Seller shall promptly deliver to Buyer a photocopy or pdf file of the executed Estoppel Certificate when Seller receives the same.
(d)    Seller shall use good faith efforts to obtain estoppel certificates with respect to reciprocal easement agreements affecting the Properties, as may be reasonably requested by Buyer.
(e)    On or before the expiration of the Due Diligence Period, Buyer shall notify Seller in writing if Buyer elects not to assume at Closing any of the Contracts (defined below). If Buyer does not notify Seller prior to the expiration of the Due Diligence Period that it elects not to assume any of the Contracts, Buyer shall be deemed to have accepted and agreed to assume all of the Contracts. If Buyer exercises its right not to assume one or more Contracts at Closing, Seller shall give notice of termination of such disapproved Contract(s); provided, if by the terms of the disapproved Contract Seller has no right to terminate same on or prior to Closing, Buyer shall be required at Closing to assume all obligations thereunder until the effective date of the termination; provided, further, if any fee or other compensation is due under any disapproved Contract as a result of such termination, whether payable before or after the Closing Date, Seller shall remain obligated to pay the contractor or to reimburse Buyer for the payment of the termination charge. Notwithstanding the foregoing, Seller shall, without notice from Buyer, terminate any and all property management and listing agreements prior to Closing at Seller’s sole cost and expense.
(f)    Seller shall cause its property manager to complete the Property Manager Questionnaire in the form attached hereto as Exhibit L and return the same to Buyer within ten (10) days following the Effective Date.
(g)    Prior to Closing, Seller shall use good faith efforts to amend the Lease between Davita Dialysis Center Seller and Renal Hypertension Center for Suite 200 in the Davita Dialysis Center Property to delete the reference in Section 4 thereof to a fixed Common Area Maintenance rate of $225.00 per month and incorporate any other corresponding revisions that may be necessary to clarify that tenant is responsible for its proportionate share (i.e., 39.8%) of common area maintenance, as presently provided in Section 19 of such Lease (the “Renal Hypertension Center Lease Amendment”). Seller shall provide Buyer with a copy of the initial draft of the Renal Hypertension Center Lease Amendment and any subsequent revisions thereto promptly after such document is distributed or received by Seller. The Renal Hypertension Center Lease Amendment shall be subject to Buyer’s prior written consent, which shall not be unreasonably withheld or delayed. Buyer shall not be deemed to be acting unreasonably if it denies consent to the Renal Hypertension Center Lease Amendment if the form presented for approval does not conform to the requirements set forth in this Section 6(g). Seller shall be responsible for all costs and expenses, including any inducement consideration or commissions, incurred in connection with the Renal Hypertension Center Lease Amendment.
7.    Risk of Loss/Condemnation. Upon an occurrence of a casualty, condemnation or taking with respect to any Property, Seller shall notify Buyer in writing of same. Until Closing, the risk of loss or damage to the Properties, except as otherwise expressly provided herein, shall be borne by Seller. In the event all or any portion of any Property is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) so that: (a) any Tenant has a right of termination or abatement of rent under its Lease, whether or not the restoration work shall be timely completed, or (b) with respect to any casualty, if the cost to repair such casualty would exceed $50,000, or (c) with respect to any condemnation, any Improvements or access to the Property or more than five percent (5%) of the Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement with respect to such Property by providing written notice of such termination to Seller within ten (10) business days after Buyer’s receipt of written notice of such condemnation, taking or damage, upon which termination the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property, together with all interest earned thereon, shall be returned to Buyer, and neither party hereto shall have any further rights, obligations or liabilities under this Agreement with respect to such Property, except as otherwise expressly set forth herein. With respect to any condemnation or taking (of any notice thereof), if Buyer does not elect to cancel this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing the rights of Seller to the awards, if any, for the condemnation or taking, and Buyer shall be entitled to receive and keep all such awards. With respect to a casualty, if Buyer does not elect to terminate this Agreement with respect to any such Property or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing the rights of Seller to the proceeds under Seller’s insurance policies covering such Property with respect to such damage or destruction (or pay to Buyer any such proceeds received prior to Closing) and pay to Buyer the amount of any deductible with respect thereto, and Buyer shall be entitled to receive and keep any monies received from such insurance policies.
8.    Earnest Money Disbursement. The Earnest Money shall be held by Escrow Agent, in trust, and disposed of only in accordance with the following provisions:
(a)    If the Closing occurs, Escrow Agent shall deliver the Earnest Money to, or upon the instructions of, Seller and Buyer on the Closing Date to be applied as part payment of the Purchase Price. If for any reason the Closing does not occur, Escrow Agent shall deliver the Earnest Money to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this clause (a). Subject to the last sentence of this clause (a), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon Escrow Agent for payment of the Earnest Money, Escrow Agent shall give written notice to the other party of the Demand within one (1) business day after receipt of the Demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice by Escrow Agent, Escrow Agent is hereby authorized to make the payment set forth in the Demand. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court. Notwithstanding the foregoing provisions of this clause (a), if Buyer delivers a notice to Escrow Agent and Seller stating that Buyer has terminated this Agreement on or prior to the expiration of the Due Diligence Period with respect to one or more Properties, then Escrow Agent shall immediately return the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property or Properties, together with all interest earned thereon, to Buyer without the necessity of delivering any notice to, or receiving any notice from Seller.

(b)    The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from Escrow Agent’s mistake of law respecting the scope or nature of Escrow Agent’s duties. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent. Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Escrow Agent shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of this Section 8.
9.    Default
(a)    In the event that Seller is ready, willing and able to close in accordance with the terms and provisions hereof, and Buyer defaults in any of its obligations undertaken in this Agreement, Seller shall be entitled, as its sole and exclusive remedy to either: (i) if Buyer is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Seller shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Seller’s sole remedy. Upon such termination, neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly provided herein. Seller and Buyer agree that (a) actual damages due to Buyer’s default hereunder would be difficult and inconvenient to ascertain and that such amount is not a penalty and is fair and reasonable in light of all relevant circumstances, (b) the amount specified as liquidated damages is not disproportionate to the damages that would be suffered and the costs that would be incurred by Seller as a result of having withdrawn the Property from the market, and (c) Buyer desires to limit its liability under this Agreement to the amount of the Earnest Money paid in the event Buyer fails to complete Closing, and such amount shall be paid to Seller as liquidated damages and as Seller’s sole remedy hereunder. Seller hereby waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer. In no event under this Section or otherwise shall Buyer be liable to Seller for any punitive, speculative or consequential damages.
(b)    In the event of a default in the obligations herein taken by Seller with respect to any or all of the Properties, Buyer may, as its sole and exclusive remedy, either: (i) waive any unsatisfied conditions and proceed to Closing in accordance with the terms and provisions hereof; (ii) terminate this Agreement with respect to any or all Properties by delivering written notice thereof to Seller no later than Closing, upon which termination the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property, together with all interest earned thereon, shall be refunded to Buyer, Seller shall pay to Buyer all of the out-of-pocket costs and expenses incurred by Buyer as to such Property or Properties in connection with this Agreement, which return and payment shall operate to terminate this Agreement as to such terminated Property or Properties and release Seller and Buyer from any and all liability hereunder as to such terminated Property or Properties, except those which are specifically stated herein to survive any termination hereof; (iii) enforce specific performance of Seller’s obligations hereunder; or (iv) by notice to Seller given on or before the Closing Date, extend the Closing Date for a period of up to thirty (30) days (the “Closing Extension Period”) to permit Seller to remedy any such default, and the “Closing Date” shall be moved to the last day of the Closing Extension Period. If Buyer so extends the Closing Date, then Seller may, but shall not be obligated to, cause said conditions to be satisfied during the Closing Extension Period. If Seller does not cause said conditions to be satisfied during the Closing Extension Period, then Buyer shall have the remedies set forth in Section 9(b) (i) through (iii) above except that the term “Closing” shall read “Extended Closing.”
Notwithstanding the foregoing, in the event of a willful or intentional default of Seller hereunder, Buyer shall, in addition to the foregoing remedies, be permitted to pursue any and all rights and remedies available to Buyer at law or in equity; provided, however, in no event shall Seller be liable to Buyer for any punitive, speculative or indirect consequential damages.
10.    Closing. The Closing shall consist of the execution and delivery of documents by Seller and Buyer, with respect to each Property as set forth below, and delivery by Buyer to Seller of the Purchase Price in accordance with the terms of this Agreement. Seller shall deliver to Escrow Agent for the benefit of Buyer at Closing the following executed documents for each Property (except as otherwise noted below):
(a)    A Special Warranty Deed in the form attached hereto as Exhibit B (the “Deed”);
(b)    An Assignment and Assumption of Leases, Guaranties and Security Deposits, in the form attached hereto as Exhibit C;
(c)    A Bill of Sale for the Personal Property, if any, in the form attached hereto as Exhibit D;
(d)    An Assignment of Contracts, Permits, Licenses and Warranties in the form of Exhibit E;
(e)    An original of the Estoppel Certificate from each Tenant and Guarantor dated no earlier than thirty (30) days prior to the date of Closing. Each Estoppel Certificate must (i) reflect the business terms of the Lease, (ii) not reflect any defaults, (iii) be fully completed, dated and executed, and (iv) be certified to Buyer and its lender. As to any Lease, if the Lease and any amendments, bearing the original signatures of the landlord and tenant thereunder have not been delivered to Buyer previously, a copy thereof confirming that the copy is true, correct and complete shall be attached to the Estoppel Certificate;
(f)    To the extent obtained by Seller, estoppel certificates with respect to reciprocal easement agreements as may be reasonably requested by Buyer;

(g)    A settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;
(h)    All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of the Deed;
(i)    Good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other documents as reasonably requested by Escrow Agent;
(j)    Originals of the Warranties (as hereinafter defined) re-issued at Seller’s expense, to Buyer or Tenant, as requested by Buyer;
(k)    A certificate pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying the non-foreign status of Seller;
(l)    An owner’s title affidavit as to mechanics’ liens and possession and other matters in customary form reasonably acceptable to Buyer and Escrow Agent;
(m)    With respect to each Tenant, a Letter to Tenant in form of Exhibit H attached hereto, with such changes as Buyer might reasonably require;
(n)    A bring down certificate with respect to Seller’s representations and warranties provided herein in a form reasonably satisfactory to Seller and Buyer;
(o)    Certificates of insurance or other evidence reasonably satisfactory to Buyer memorializing and confirming that the Tenants are then maintaining policies of insurance of the types and in the amounts required by the Leases, which shall name Buyer and its mortgagee as additional insured parties and/or as loss payees and/or mortgagees, as appropriate, as their respective interests may appear;
(p)    All records (including originals) within Seller’s or Seller’s managing agent’s possession or reasonably obtainable by such parties reasonably required for the continued operation of the Property, including but not limited to, service contracts, plans, surveys, the Lease, lease files, licenses, permits, warranties, guaranties, and records of current expenditures for repairs and maintenance;
(q)    An updated Rent Roll (defined below), arrears report and schedule of security deposits and letters of credit, certified by Seller to be true and correct;
(r)    With respect to the Davita Dialysis Center Property, and to the extent obtained by Seller, the fully executed and effective Renal Hypertension Center Lease Amendment; and
(s)    Such other instruments as are reasonably required by Escrow Agent to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

At Closing, Buyer shall instruct Escrow Agent to deliver the Earnest Money, together with all interest earned thereon, to Seller which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price to Seller and shall execute and deliver execution counterparts of the closing documents referenced in clauses (b), (g) and (h) above. Buyer shall have the right to advance the Closing upon five (5) days prior written notice to Seller; provided that all conditions precedent to both Buyer’s and Seller’s respective obligations to proceed with Closing under this Agreement have been satisfied (or, if there are conditions to a party’s obligation to proceed with Closing that remain unsatisfied, such conditions have been waived by such party). Buyer shall have a one-time right to extend the Closing for up to thirty (30) business days upon written notice to Seller to be received by Seller on or prior to the date scheduled for the Closing. If Buyer timely exercises this right to extend, any document that Seller is obligated to provide that is “time sensitive” does not need to be provided again by Seller. The Closing shall be held through the mail by delivery of the closing documents to the Escrow Agent on or prior to the Closing or such other place or manner as the parties hereto may mutually agree.
11.    Representations by Seller. For the purpose of inducing Buyer to enter into this Agreement and to consummate the sale and purchase of the Property in accordance herewith, Seller makes the following representations and warranties to Buyer as of the date hereof and as of the Closing Date with respect to each Property:
(a)    RAI Care Center Seller is duly organized, validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound. The execution, delivery and performance of this Agreement does not require the consent or approval of any court, administrative or governmental authority and does not result in the creation or imposition of any lien or equity of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to, any material agreement to which Seller is a party or the business or operations of Seller or any of its properties or assets;
(b)    Seller has not received any written notice of any current or pending litigation, condemnation proceeding or tax appeals affecting Seller or the Property and Seller does not have any knowledge of any pending litigation or tax appeals against Seller or the Property; Seller has not initiated, nor is Seller participating in, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for the Property;
(c)    Attached hereto as Exhibit J is a true, correct and complete list of all contracts and agreements relating to the operation or maintenance of the Property (the “Contracts”). Other than the Leases and the Contracts, Seller has not entered into any agreements affecting the Property which will be binding upon Buyer after the Closing;

(d)    Except for violations which have been cured or remedied on or before the date hereof, Seller has not received any written notice from (or delivered any notice to) any governmental authority regarding any violation of any law applicable to the Property and Seller does not have knowledge of any such violations, and the Property shall be delivered free from all violations at Closing;
(e)    Seller has fee simple title to the Property free and clear of all liens and encumbrances except for Permitted Exceptions and Seller is the sole owner of the entire lessor’s interest in each Lease. The Property constitutes one or more separate tax parcels for purposes of ad valorem taxation;
(f)    Attached hereto as Exhibit A-3 is a true, correct and complete list of all leases and subleases affecting the Property, including all amendments to such leases and subleases. With respect to each Lease: (i) the Lease forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Lease; (ii) the Lease is in full force and effect and there is no default thereunder; (iii) no brokerage or leasing commissions or other compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of the current term of the Lease or any extension or renewal thereof; (iv) Seller has no outstanding obligation to provide Tenant with an allowance to construct, or to construct at its own expense, any tenant improvements; (v) intentionally deleted; (vi) Tenant is not entitled to rental concessions or abatements for any period subsequent to the scheduled date of Closing; (vii) Tenant has not prepaid any rents as of the date hereof nor has Tenant delivered a security deposit, letter of credit or other security in connection with the Lease, except as set forth on Exhibit K attached hereto; (viii) Tenant has not made any request for any assignment, transfer, or subletting in connection with all or a portion of the premises demised to Tenant which is presently pending or under consideration by Seller; (ix) all specified work required to be performed by the landlord under the Lease has been completed; (x) Seller has not received and has no knowledge of any pending notices from Tenant electing to vacate the premises leased to Tenant or exercising any right of Tenant to terminate the Lease; and (xi) Seller has heretofore billed Tenant for all fixed rent and additional rent due under the Lease as of the date hereof;
(g)    There are no occupancy rights, leases or tenancies affecting the Property other than the Lease. Neither this Agreement nor the consummation of the transactions contemplated hereby is subject to any right of first refusal, right of first offer or other purchase right in favor of any person or entity, except as follows: the sale of the Davita Dialysis Center Property and the consummation of the transactions contemplated hereby with respect to the Davita Dialysis Center Property are subject to a right of first refusal in favor of HCA (the “HCA ROFR”). Apart from this Agreement, Seller has not entered into any written agreements for the purchase or sale of the Property, or any interest therein which has not been terminated;
(h)    The transactions contemplated hereby either (i) will not constitute a sale of all or substantially all the assets of Seller, or (ii) if such transaction does constitute a sale of all or substantially all the assets of any Seller, Seller shall provide to Buyer at Closing an excise tax lien waiver or such other reasonably obtainable instruments evidencing compliance with laws or payment of taxes to the extent required by the law of the relevant state, or an indemnification from a party reasonably acceptable to Buyer for any resulting liability with respect to the period prior to the Closing;
(i)    To Seller’s knowledge, except as set forth in the environmental reports previously delivered by Seller to Buyer, no hazardous substances have been generated, stored, released, or disposed of on or about the Property in violation of any law, rule or regulation applicable to the Property which regulates or controls matters relating to the environment or public health or safety (collectively, “Environmental Laws”) and no adverse environmental condition exists at the Property. Seller has not received any written notice from (nor delivered any notice to) any federal, state, county, municipal or other governmental department, agency or authority (1) concerning any petroleum product or other hazardous substance discharge or seepage at, on, around or under the Property, or migrating from the Property, in violation of any Environmental Laws or; (2) of any pending actions, suits, claims and/or proceedings claiming that Seller, any Tenant or the Property is in violation of any Environmental Laws. For purposes of this Subsection, “hazardous substances” shall mean any substance or material which is defined or deemed to be hazardous or toxic pursuant to any Environmental Laws. To Seller’s knowledge, there are no underground storage tanks located on the Property;
(j)    Exhibit I attached hereto is a true, correct and complete listing of all warranties in effect for the Property (the “Warranties”);
(k)    Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code;
(l)    There presently exists no unrestored casualty or condemnation affecting the Property;
(m)    Attached hereto as Exhibit A-4 and made a part hereof is a true, correct and complete copy of the rent roll for the Property (the “Rent Roll”); and
(n)    With respect to each Guaranty: (a) the Guaranty forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Guaranty; and (b) the Guaranty is in full force and effect and there is no default thereunder.
The representations and warranties of Seller shall survive Closing for a period of one (1) year.
12.    Representations by Buyer. Buyer represents and warrants to, and covenants with, Seller as follows:
(a)    Buyer is duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.
The representations and warranties of Buyer shall survive Closing for a period of one (1) year.
13.    Conditions Precedent to Buyer’s Obligations. Buyer’s obligation to pay the Purchase Price, and to accept title to the Property, shall be subject to compliance by Seller with the following conditions precedent with respect to each Property on and as of the date of Closing:
(a)    Seller shall deliver to Buyer on or before the Closing the items set forth in Section 10 above;
(b)    Buyer shall receive from Escrow Agent or any other title insurer approved by Buyer in its judgment and discretion, a current ALTA owner’s form of title insurance policy, or irrevocable and unconditional binder to issue the same, with extended coverage for the Real Property and the Improvements (including any beneficial easements) in the amount of the Purchase Price (or such lesser amount of the Purchase Price allocable to the Property), dated, or updated to, the date of the Closing, insuring, or committing to insure, at its ordinary premium rates Buyer’s good and marketable title in fee simple to the Real Property and the Improvements and otherwise in such form and with such endorsements as provided in the title commitment approved by Buyer pursuant to Section 6 hereof and subject only to the Permitted Exceptions (the “Title Policy”);
(c)    Buyer shall have received a valid and permanent final certificate of occupancy (or the equivalent thereof) for the Property which shall not contain any contingencies or require any additional work to be completed;
(d)    Each Tenant shall be in possession of the premises demised under its respective Lease, open for business to the public and paying full and unabated rent under such Lease and no Tenant shall have assigned its Lease or sublet the Property;
(e)    The representations and warranties of Seller contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing;
(f)    Seller shall have delivered to Buyer a written waiver by any party of any right of first refusal, right of first offer or other purchase option that such party has to purchase the Property from Seller;

(g)    Seller shall have made all contributions, payments and/or reimbursements and completed any and all work required by any governmental authority in connection with the construction and development of the Property, including, without limitation, as required by any variance or site plan approval; and
(h)    The Renal Hypertension Center Lease Amendment shall be fully executed and effective.
In the event that the foregoing conditions precedent have not been satisfied as of Closing, Buyer shall have the rights and remedies set forth in Section 9(b) of this Agreement.
14.    Conditions Precedent to Seller’s Obligations. Seller’s obligation to deliver title to the Property shall be subject to compliance by Buyer with the following conditions precedent with respect to each Property on and as of the date of Closing:
(a)    Buyer shall deliver to Escrow Agent on the Closing Date the remainder of the Purchase Price, subject to adjustment of such amount pursuant to Section 4 hereof; and
(b)    The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.
15.    Notices. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given and received on the date: (i) delivered by facsimile transmission or by electronic mail (e.g. email), (ii) delivered in person, (iii) deposited in the United States mail, registered or certified, return receipt requested, or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1, or at such other addresses as specified by written notice delivered in accordance herewith. Notwithstanding the foregoing, Seller and Buyer agree that notice may be given on behalf of each party by the counsel for each party and notice by such counsel in accordance with this Section 15 shall constitute notice under this Agreement.
16.    Seller Covenants. Seller agrees that it: (a) shall continue to operate and manage each Property in the same manner in which Seller has previously operated and managed such Property; (b) shall, subject to Section 7 hereof and subject to reasonable wear and tear, maintain each Property in the same (or better) condition as exists on the date hereof; and (c) shall not, without Buyer’s prior written consent, which, after the expiration of the Due Diligence Period may be withheld in Buyer’s sole discretion: (i) amend the Leases or Guaranties in any manner, other than the Renal Hypertension Center Lease Amendment, or enter into any new lease, license agreement or other occupancy agreement with respect to any Property; (ii) consent to an assignment of any Lease or a sublease of the premises demised thereunder or a termination or surrender thereof; (iii) terminate any Lease nor release any guarantor of or security for any Lease unless required by the express terms of such Lease; and/or (iv) cause, permit or consent to an alteration of the premises demised under the Leases (unless such consent is non-discretionary). Seller shall promptly inform Buyer in writing of any material event adversely affecting the ownership, use, occupancy or maintenance of any Property, whether insured or not.
17.    Intentionally Deleted.
18.    Performance on Business Days. A "business day" is a day which is not a Saturday, Sunday or legal holiday recognized by the Federal Government. Furthermore, if any date upon which or by which action is required under this Agreement is not a business day, then the date for such action shall be extended to the first day that is after such date and is a business day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next succeeding business day.
19.    Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing and signed by all parties hereto. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof.
20.    Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, at any time or to any extent, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
21.    No Representations or Warranties. Buyer hereby acknowledges, understands and agrees that it has an opportunity to inspect the Property as set forth in Section 6 herein, and except as set forth in this Agreement, the Property shall be conveyed at Closing to Buyer in “as-is” condition with no representation or warranties whatsoever.
22.    Applicable Law. This Agreement shall be construed under the laws of the State or Commonwealth in which the Property is located, without giving effect to any state's conflict of laws principles.
23.    Tax-Deferred Exchange. Buyer and Seller respectively acknowledge that the purchase and sale of the Property contemplated hereby may be part of a separate exchange (an “Exchange”) being made by each party pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated with respect thereto. In the event that either party (the “Exchanging Party”) desires to effectuate such an exchange, then the other party (the “Non-Exchanging Party”) agrees to cooperate fully with the Exchanging Party in order that the Exchanging Party may effectuate such an exchange; provided, however, that with respect to such Exchange (a) all additional costs, fees and expenses related thereto shall be the sole responsibility of, and borne by, the Exchanging Party; (b) the Non-Exchanging Party shall incur no additional liability as a result of such exchange; (c) the contemplated exchange shall not delay any of the time periods or other obligations of the Exchanging Party hereby, and without limiting the foregoing, the scheduled date for Closing shall not be delayed or adversely affected by reason of the Exchange; (d) the accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the Exchanging Party's obligations under the Agreement; and (e) the Non-Exchanging Party shall not be required to hold title to any land other than the Property for purposes of the Exchange. The Exchanging Party agrees to defend, indemnify and hold the Non-Exchanging Party harmless from any and all liability, damage or cost, including, without limitation, reasonable attorney's fees that may result from Non-Exchanging Party's cooperation with the Exchange. The Non-Exchanging Party shall not, by reason of the Exchange, (i) have its rights under this Agreement, including, without limitation, any representations, warranties and covenants made by the Exchanging Party in this Agreement (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller), or in any of the closing documents (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller) contemplated hereby, adversely affected or diminished in any manner, or (ii) be responsible for compliance with or deemed to have warranted to the Exchanging Party that the Exchange complies with Section 1031 of the Code.
24.    Broker’s Commissions. Buyer and Seller each hereby represent that, except for the Broker listed herein, there are no other brokers involved or that have a right to proceeds in this transaction. Seller shall be responsible for payment of commissions to the Broker pursuant to a separate written agreement executed by Seller. Seller and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys' fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder's fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party (except that Buyer shall have no obligations hereunder with respect to any claim by Broker). The representations, warranties and indemnity obligations contained in this section shall survive the Closing or the earlier termination of this Agreement.
25.    Assignment. Buyer may assign its rights under this Agreement, provided, however, that no such assignment shall relieve Buyer of any of its obligations hereunder until Closing is complete. Buyer is entering into this Agreement for and on behalf of two related special purpose entities titled ARHC RACLWFL01, LLC, with respect to the RAI Care Center Property, and ARHC DDHUDFL01, LLC, with respect to the Davita Dialysis Center Property (individually and collectively, “Approved Assignee”) and intends to assign each respective Approved Assignee its rights hereunder prior to Closing.
26.    Attorneys’ Fees. In any action between Buyer and Seller as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s reasonable attorneys’ fees and disbursements and court costs incurred in such action.
27.    Time of the Essence. Time is of the essence with respect to each of Buyer’s and Seller’s obligations hereunder.

28.    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature on this Agreement to the other party upon request.
29.    Anti-Terrorism. Neither Buyer or Seller, nor any of their affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

BUYER:	SELLER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership	R.H.C. INVESTMENTS I., INC., a Florida corporation
By: American Realty Capital Healthcare Trust II, Inc., a Maryland corporation, its general partner	By: /s/ Muralidhar Acharya Name: Muralidhar Acharya Title: President
By: /s/ Thomas P. D’Arcy	Date: February 19, 2015
Name: Thomas P. D’Arcy Title: CEO
Date: February 27, 2015	/s/ Muralidhar Acharya M.K. ACHARYA, M.D., an individual
Date: February 19, 2015

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT RELATING TO ESCROW AGENT AND THE EARNEST MONEY.
ESCROW AGENT:
STEWART TITLE GUARANTY COMPANY
By:     /s/ Annette M. Comer
Name:    Annette M. Comer
Title:     Vice President
Date:     February 27, 2015

EXHIBITS AND SCHEDULES
Exhibits
Exhibit A-1    -    Real Property – RAI Care Center Land
Exhibit A-2    -    Real Property – Davita Dialysis Center Land
Exhibit A-3    -    List of Leases
Exhibit A-4    -    Rent Roll
Exhibit B    -    Form of Special Warranty Deed
Exhibit C    -    Form of Assignment and Assumption of Leases, Guaranties and Security                 Deposits
Exhibit D    -    Form of Bill of Sale
Exhibit E    -    Form of Assignment of Contracts, Permits, Licenses and Warranties
Exhibit F    -    Form of Estoppel Certificate
Exhibit G    -    Intentionally Omitted
Exhibit H    -    Form of Notice to Tenant
Exhibit I    -    Warranties
Exhibit J    -    Contracts
Exhibit K    -    Prepaid Rents and Security Deposits
Exhibit L    -    Property Management Questionnaire

Schedules
Schedule 3(a)        -    Purchase Price and Earnest Money Allocations

EXHIBIT A-1
LEGAL DESCRIPTION OF PROPERTY
RAI Care Center Land

Parcel I:

That certain piece, parcel, or tract of land lying in and being part of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, and being more particularly described as follows:

From the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 19, South 89°04'33" West, a distance of 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, and along said right-of-way, a distance of 205.00 feet for a Point of Beginning; thence South 89°04'33" West, a distance of 64.76 feet; thence South 69°50'50" West, a distance of 197.33 feet; thence North 00°00'09" West, and parallel with the West right-of-way of said highway, a distance of 155.27 feet; thence North 89°59'51" East, a distance of 40.00 feet; thence North 00°00'09" West, and parallel with said right-of-way, a distance of 60.75 feet; thence North 89°59'51" East, a distance of 210.00 feet to said right-of-way; thence South 00°00'09" East, and along said right-of-way, a distance of 147.00 feet to the Point of Beginning.

Together with an easement for ingress and egress for the benefit of Parcel I, as created by that certain Perpetual Easement for ingress and egress dated October 3, 1979 and recorded October 25, 1979 in Book 4933, Page 181, of the Public Records of Pinellas County, Florida, over and across the following described land.

PARCEL II: Easement

That certain piece, parcel, or tract of land lying in and being part of the Northeast 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, and being more particularly described as follows:

From the Southeast corner of the Northeast quarter of the Northwest quarter of said Section 19, South 89°04'33" West, a distance of 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West and along said right-of-way, a distance of 352.00; thence South 89°59'51" West, a distance of 210.0 feet for a Point of Beginning; thence South 00°00'09" East, and parallel with said right-of-way, a distance of 60.75 feet; thence South 89°59'51" West, a distance of 40.00 feet; thence North 00°00'09" West, and parallel with said right-of-way, a distance of 60.75 feet; thence North 88°43'45" East, a distance of 40.00 feet, to the Point of Beginning.

And also

A-1

Parcel III:

An easement for ingress and egress over and across the following:

Ingress/Egress Easement:

That certain piece, parcel, or tract of land lying in and being part of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, Florida, and being more particularly described as follows:

From the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 19, South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, and along said right-of-way, 129.00 feet for a Point of Beginning; thence South 89°16'59" West, 99.00 feet; thence South 84°01'50" West, 151.83 feet; thence North 00°00'09" West and parallel with the West right-of-way of said Highway, 24.00 feet; thence North 69°50'50" East, 197.33 feet; thence North 89°04'33" East, 64.76 feet to said right-of-way; thence South 00°00'09" East, and along said right-of-way, 76.00 feet to the Point of Beginning.

Less and Except the following described parcels:

Less out 1:
Commence at the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, thence South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, along said right-of-way, 129.00 feet; thence North 35°07'00" West, 21.38 feet for a Point of Beginning; thence South 89°16'59" West, 50.22 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the East, 33.81 feet, said curve having a radius of 13.12 feet, a chord distance of 25.20 feet, which bears North 01°44'46" West; thence North 86°30'38" East, 47.75 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the West, 42.21 feet, said curve having a radius of 13.85 feet, a chord distance of 27.67 feet, which bears South 06°53'33" East, to the Point of Beginning.

Less Out 2:
Commence at the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East; thence South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, along said right-of-way, 129.00 feet; thence North 81°34'01" West, 103.35 feet for a Point of Beginning; thence South 85°38'11" West, 33.08 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the East, 8.00 feet, said curve having a radius of 2.92 feet, a chord distance of 5.72 feet, which bears North 07°56'01" West; thence North 68°11'11" East, 31.59 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the West, 23.08 feet, said curve having a radius of 7.80 feet, a chord distance of 15.54 feet, which bears South 16°37'52" East to the Point of Beginning.

A-1

EXHIBIT A-2
LEGAL DESCRIPTION OF PROPERTY
Davita Dialysis Center Land
Parcel I:

A portion of the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being further described as follows: COMMENCE at the Southwest corner of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence run along the West boundary line of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0°39'20" East, a distance of 669.38 feet to the Southwest corner of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence along the South boundary line of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, South 89°39'08" East, a distance of 637.34 feet; thence parallel with the East boundary line of the West 1/2 of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0°38'55" East, a distance of 267.01 feet; thence South 89°39'08" East, a distance of 50.00 feet for a POINT OF BEGINNING; thence North 0°38'55" East, a distance of 100.00 feet; thence South 89°39'08" East, a distance of 294.51 feet; thence South 0°38'55" West, a distance of 100.00 feet; thence North 89°39'08" West, a distance of 294.51 feet to the POINT OF BEGINNING.

Parcel II:

Parcel "B"

A portion of the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being further described as follows:

Commence at the Southwest corner of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence run along the West boundary line of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0° 39' 20" East, a distance of 669.38 feet to the Southwest corner of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence along the South boundary line of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, South 89° 39' 08" East, a distance of 637.34 feet; thence parallel with the East boundary line of the West 1/2 of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0° 38' 55" East, a distance of 367.01 feet; thence South 89° 39' 08" East, a distance of 50.00 feet for a POINT OF BEGINNING; thence North 0° 38' 55" East, a distance of 10.00 feet; thence South 89° 39' 08" East, a distance of 294.51 feet; thence South 0° 38' 55" West, a distance of 10.00 feet; thence North 89° 39' 08" West, a distance of 294.51 feet to the POINT OF BEGINNING.

Parcel III:

A portion of land lying within the Southwest 1/4 of the Southeast, 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being more particularly described as follows:

A-2

BEGIN at the Northwest corner of that parcel as recorded in Official Records Book 1437, Page 72, of the Public Records of Pasco County, Florida; thence N 00°38'55" W for 30.00 feet; thence S 89°39'08" E for 294.51 feet to a Point on the Westerly Line of Lot 1, PARKVIEW PLACE PHASE I, as recorded in Plat Book 29, Page 78 of the Public Records of Pasco County, Florida; thence S 00°38'55" E along said Westerly line of Lot 1 for 30.00 feet to the Northeast corner of that parcel as described in said Official Records Book 1437, Page 72; thence N 89°39'08" W along the North line of said parcel for 294.51 feet to the POINT OF BEGINNING.

Parcel IV:

Non-Exclusive Ingress, Egress and Utilities Easement for the benefit of Parcels I, II and III, described in Book 1452, Page 537, of the Public Records of Pasco, Florida.

EXHIBIT A-3
LIST OF LEASES
RAI Care Center Property

1.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and RAI Care Centers of Florida I, LLC, a Delaware limited liability company dated November 14th, 2008.

a.
Subordination, Non-Disturbance and Attornment Agreement by and between RAI Care Centers of Florida I, LLC, a Delaware limited liability company and R.H.C. Investments I, Inc., a Florida corporation dated January 9th, 2009.

b.	Commencement Date Memo, also known as Exhibit B, by and between R.H.C. Investments I, Inc. and RAI Care Centers of Florida I, LLC dated January 25, 2010.

c.	First Amendment to Lease Agreement by and between R.H.C. Investments I, Inc. and RAI Care Centers of Florida I, LLC d/b/a RAI- US 19 N- Palm Harbor/Clearwater dated January 30th, 2015.

2.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and Renal Hypertension Center, a Florida General Partnership dated November 17, 2008.

3.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and Tampa Bay Access Center, Inc., a Florida corporation.

Davita Dialysis Center Property

1.	Lease Agreement by and between M.K. Acharya and Total Renal Care, Inc. dated July 1, 2009.

a.	Lease Agreement by and between M.K. Acharya, MD, and Renal Hypertension Center dated October 1, 2005. (Expired. Renewed December 4, 2014.)

2.	Renewal of Lease Agreement by and between M.K. Acharya, M.D. and Renal Hypertension Center dated December 4, 2014.
a.     Amendment to Lease Agreement by and between M.K. Acharya, M.D. and Renal     Hypertension Center dated February 19th, 2015.

EXHIBIT A-4
RENT ROLL

B-5

EXHIBIT B
FORM OF SPECIAL WARRANTY DEED

This document prepared by:
Boss, Arrighi & Hoag, P.L.
9800 4th Street North
Suite 402
St. Petersburg, FL 33702
After recording return to:
___________________________
c/o American Realty Capital Healthcare Trust II, Inc.
7621 Little Avenue, Suite 200
Charlotte, NC 28226
Attention: Erin Corbett
Tax Parcel No. ______________________________
SPECIAL WARRANTY DEED
THIS INDENTURE, made on the _____ day of February, 2015, by and between R.H.C. INVESTMENTS I., INC., a Florida corporation ("Grantor"), and                         , a                         , whose address is c/o American Realty Capital Healthcare Trust II, Inc., 405 Park Avenue, 14th Floor , New York, NY 10022, ("Grantee").
W I T N E S S E T H:
THAT Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, sell and convey unto the said Grantee, its successors and assigns, the lots, tracts or parcels of land lying, being and situated in the County of Pinellas, State of Florida, and more fully described on Exhibit "A" attached hereto and incorporated herein by reference, together with all buildings, facilities and other improvements, located thereon and (a) all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above described premises to the center lines thereof and (b) the appurtenances and all the estate and rights of Grantor in and to said premises.
TO HAVE AND TO HOLD the premises aforesaid with all and singular, the rights, easements, privileges, appurtenances and immunities thereto belonging or in any wise appertaining unto the said Grantee and unto Grantee's successors and assigns forever, the said Grantor hereby covenanting that Grantor will warrant and defend the title to said premises unto the said Grantee and unto Grantee's successors and assigns, against the lawful claims and demands of all persons claiming by, under or through Grantor, but not otherwise.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed the day and year first above written.

Print Name: Print Name:________________________	GRANTOR: R.H.C. INVESTMENTS I., INC., a Florida corporation By: Name:______________________________ Title:_______________________________

STATE OF FLORIDA    )
)
COUNTY OF____________    )

The foregoing instrument was acknowledged before me this _____ day of                         , 2015, by__________________, as ___________________of R.H.C. INVESTMENTS I., INC., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced _____________________ as identification.

AFFIX NOTARY STAMP	Signature of Notary Public (Print Notary Name) My Commission Expires:

EXHIBIT “A”

Parcel I:

That certain piece, parcel, or tract of land lying in and being part of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, and being more particularly described as follows:

From the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 19, South 89°04'33" West, a distance of 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, and along said right-of-way, a distance of 205.00 feet for a Point of Beginning; thence South 89°04'33" West, a distance of 64.76 feet; thence South 69°50'50" West, a distance of 197.33 feet; thence North 00°00'09" West, and parallel with the West right-of-way of said highway, a distance of 155.27 feet; thence North 89°59'51" East, a distance of 40.00 feet; thence North 00°00'09" West, and parallel with said right-of-way, a distance of 60.75 feet; thence North 89°59'51" East, a distance of 210.00 feet to said right-of-way; thence South 00°00'09" East, and along said right-of-way, a distance of 147.00 feet to the Point of Beginning.

Together with an easement for ingress and egress for the benefit of Parcel I, as created by that certain Perpetual Easement for ingress and egress dated October 3, 1979 and recorded October 25, 1979 in Book 4933, Page 181, of the Public Records of Pinellas County, Florida, over and across the following described land.

PARCEL II: Easement

That certain piece, parcel, or tract of land lying in and being part of the Northeast 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, and being more particularly described as follows:

From the Southeast corner of the Northeast quarter of the Northwest quarter of said Section 19, South 89°04'33" West, a distance of 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West and along said right-of-way, a distance of 352.00; thence South 89°59'51" West, a distance of 210.0 feet for a Point of Beginning; thence South 00°00'09" East, and parallel with said right-of-way, a distance of 60.75 feet; thence South 89°59'51" West, a distance of 40.00 feet; thence North 00°00'09" West, and parallel with said right-of-way, a distance of 60.75 feet; thence North 88°43'45" East, a distance of 40.00 feet, to the Point of Beginning.

And also

Parcel III:

An easement for ingress and egress over and across the following:

Ingress/Egress Easement:

That certain piece, parcel, or tract of land lying in and being part of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, Pinellas County, Florida, and being more particularly described as follows:

From the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 19, South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, and along said right-of-way, 129.00 feet for a Point of Beginning; thence South 89°16'59" West, 99.00 feet; thence South 84°01'50" West, 151.83 feet; thence North 00°00'09" West and parallel with the West right-of-way of said Highway, 24.00 feet; thence North 69°50'50" East, 197.33 feet; thence North 89°04'33" East, 64.76 feet to said right-of-way; thence South 00°00'09" East, and along said right-of-way, 76.00 feet to the Point of Beginning.

Less and Except the following described parcels:

Less out 1:
Commence at the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East, thence South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, along said right-of-way, 129.00 feet; thence North 35°07'00" West, 21.38 feet for a Point of Beginning; thence South 89°16'59" West, 50.22 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the East, 33.81 feet, said curve having a radius of 13.12 feet, a chord distance of 25.20 feet, which bears North 01°44'46" West; thence North 86°30'38" East, 47.75 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the West, 42.21 feet, said curve having a radius of 13.85 feet, a chord distance of 27.67 feet, which bears South 06°53'33" East, to the Point of Beginning.

Less Out 2:
Commence at the Southeast corner of the Northeast 1/4 of the Northwest 1/4 of Section 19, Township 28 South, Range 16 East; thence South 89°04'33" West, 100.01 feet to the West right-of-way of U.S. Highway 19, a 200 foot right-of-way; thence North 00°00'09" West, along said right-of-way, 129.00 feet; thence North 81°34'01" West, 103.35 feet for a Point of Beginning; thence South 85°38'11" West, 33.08 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the East, 8.00 feet, said curve having a radius of 2.92 feet, a chord distance of 5.72 feet, which bears North 07°56'01" West; thence North 68°11'11" East, 31.59 feet to a point of curvature; thence along the arc of a curve to the right, being concave to the West, 23.08 feet, said curve having a radius of 7.80 feet, a chord distance of 15.54 feet, which bears South 16°37'52" East to the Point of Beginning.

This document prepared by:
Boss, Arrighi & Hoag, P.L.
9800 4th Street North
Suite 402
St. Petersburg, FL 33702
After recording return to:
___________________________
c/o American Realty Capital Healthcare Trust II, Inc.
7621 Little Avenue, Suite 200
Charlotte, NC 28226
Attention: Erin Corbett
Tax Parcel No. ______________________________
SPECIAL WARRANTY DEED
THIS INDENTURE, made on the _____ day of February, 2015, by and between M.K. ACHARYA, M.D., an individual ("Grantor"), and                         , a                         , whose address is c/o American Realty Capital Healthcare Trust II, Inc., 405 Park Avenue, 14th Floor , New York, NY 10022, ("Grantee").
W I T N E S S E T H:
THAT Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, sell and convey unto the said Grantee, its successors and assigns, the lots, tracts or parcels of land lying, being and situated in the County of Pinellas, State of Florida, and more fully described on Exhibit "A" attached hereto and incorporated herein by reference, together with all buildings, facilities and other improvements, located thereon and (a) all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above described premises to the center lines thereof and (b) the appurtenances and all the estate and rights of Grantor in and to said premises.
TO HAVE AND TO HOLD the premises aforesaid with all and singular, the rights, easements, privileges, appurtenances and immunities thereto belonging or in any wise appertaining unto the said Grantee and unto Grantee's successors and assigns forever, the said Grantor hereby covenanting that Grantor will warrant and defend the title to said premises unto the said Grantee and unto Grantee's successors and assigns, against the lawful claims and demands of all persons claiming by, under or through Grantor, but not otherwise.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed the day and year first above written.

Print Name: Print Name:________________________	GRANTOR: M.K. ACHARYA, M.D., an individual

STATE OF FLORIDA    )
)
COUNTY OF____________    )

The foregoing instrument was acknowledged before me this _____ day of                         , 2015, by__________________, as ___________________of M.K. ACHARYA, M.D., an individual, who is personally known to me or who has produced _____________________ as identification.

AFFIX NOTARY STAMP	Signature of Notary Public (Print Notary Name) My Commission Expires:

EXHIBIT A
Parcel I:

A portion of the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being further described as follows: COMMENCE at the Southwest corner of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence run along the West boundary line of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0°39'20" East, a distance of 669.38 feet to the Southwest corner of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence along the South boundary line of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, South 89°39'08" East, a distance of 637.34 feet; thence parallel with the East boundary line of the West 1/2 of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0°38'55" East, a distance of 267.01 feet; thence South 89°39'08" East, a distance of 50.00 feet for a POINT OF BEGINNING; thence North 0°38'55" East, a distance of 100.00 feet; thence South 89°39'08" East, a distance of 294.51 feet; thence South 0°38'55" West, a distance of 100.00 feet; thence North 89°39'08" West, a distance of 294.51 feet to the POINT OF BEGINNING.

Parcel II:

Parcel "B"

A portion of the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being further described as follows:

Commence at the Southwest corner of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence run along the West boundary line of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0° 39' 20" East, a distance of 669.38 feet to the Southwest corner of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27; thence along the South boundary line of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, South 89° 39' 08" East, a distance of 637.34 feet; thence parallel with the East boundary line of the West 1/2 of the Northwest 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 27, North 0° 38' 55" East, a distance of 367.01 feet; thence South 89° 39' 08" East, a distance of 50.00 feet for a POINT OF BEGINNING; thence North 0° 38' 55" East, a distance of 10.00 feet; thence South 89° 39' 08" East, a distance of 294.51 feet; thence South 0° 38' 55" West, a distance of 10.00 feet; thence North 89° 39' 08" West, a distance of 294.51 feet to the POINT OF BEGINNING.

Parcel III:

A portion of land lying within the Southwest 1/4 of the Southeast, 1/4 of Section 27, Township 24 South, Range 16 East, Pasco County, Florida, being more particularly described as follows:

BEGIN at the Northwest corner of that parcel as recorded in Official Records Book 1437, Page 72, of the Public Records of Pasco County, Florida; thence N 00°38'55" W for 30.00 feet;

thence S 89°39'08" E for 294.51 feet to a Point on the Westerly Line of Lot 1, PARKVIEW PLACE PHASE I, as recorded in Plat Book 29, Page 78 of the Public Records of Pasco County, Florida; thence S 00°38'55" E along said Westerly line of Lot 1 for 30.00 feet to the Northeast corner of that parcel as described in said Official Records Book 1437, Page 72; thence N 89°39'08" W along the North line of said parcel for 294.51 feet to the POINT OF BEGINNING.

Parcel IV:

Non-Exclusive Ingress, Egress and Utilities Easement for the benefit of Parcels I, II and III, described in Book 1452, Page 537, of the Public Records of Pasco, Florida.

EXHIBIT C
FORM OF
ASSIGNMENT AND ASSUMPTION OF LEASES, GUARANTIES AND SECURITY DEPOSITS
R.H.C. INVESTMENTS I., INC., a Florida corporation ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to                         , a                          ("Assignee"), all of Assignor's right, title and interest in and to those leases described in Exhibit A attached hereto and made a part hereof (as amended from time to time, the “Leases”), including any and all security deposits under the Leases, together with all of Assignor’s right, title and interest in and to those lease guaranties described in Exhibit B attached hereto and made a part hereof (as amended from time to time).
Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor or landlord under and by virtue of the Leases arising or accruing prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor or landlord under and by virtue of the Leases arising or accruing on and after the date of this Assignment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2015, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.
ASSIGNOR:
R.H.C. INVESTMENTS I., INC., a Florida                                 corporation

By:
Name:
Title:

ASSIGNEE:

, a
By:
Name:
Title:

EXHIBIT A
LIST OF LEASES

1.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and RAI Care Centers of Florida I, LLC, a Delaware limited liability company dated November 14th, 2008.

a.
Subordination, Non-Disturbance and Attornment Agreement by and between RAI Care Centers of Florida I, LLC, a Delaware limited liability company and R.H.C. Investments I, Inc., a Florida corporation dated January 9th, 2009.

b.	Commencement Date Memo, also known as Exhibit B, by and between R.H.C. Investments I, Inc. and RAI Care Centers of Florida I, LLC dated January 25, 2010.

c.	First Amendment to Lease Agreement by and between R.H.C. Investments I, Inc. and RAI Care Centers of Florida I, LLC d/b/a RAI- US 19 N- Palm Harbor/Clearwater dated January 30th, 2015.

2.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and Renal Hypertension Center, a Florida General Partnership dated November 17, 2008.

3.	Lease Agreement by and between R.H.C. Investments I, Inc., a Florida corporation and Tampa Bay Access Center, Inc., a Florida corporation.

EXHIBIT B

Guaranties

[Seller to prepare Exhibit]

FORM OF
ASSIGNMENT AND ASSUMPTION OF LEASES, GUARANTIES AND SECURITY DEPOSITS
M.K. ACHARYA, M.D., an individual ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to                         , a                          ("Assignee"), all of Assignor's right, title and interest in and to those leases described in Exhibit A attached hereto and made a part hereof (as amended from time to time, the “Leases”), including any and all security deposits under the Leases, together with all of Assignor’s right, title and interest in and to those lease guaranties described in Exhibit B attached hereto and made a part hereof (as amended from time to time).
Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor or landlord under and by virtue of the Leases arising or accruing prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor or landlord under and by virtue of the Leases arising or accruing on and after the date of this Assignment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2015, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.
ASSIGNOR:

M.K. ACHARYA, M.D., an individual

ASSIGNEE:

, a
By:
Name:
Title:

EXHIBIT A

List of Leases

1. Lease Agreement by and between M.K. Acharya and Total Renal Care, Inc. dated July 1, 2009.
a. Lease Agreement by and between M.K. Acharya, MD, and Renal Hypertension Center dated October 1, 2005. (Expired. Renewed December 4, 2014.)

2. Renewal of Lease Agreement by and between M.K. Acharya, M.D. and Renal Hypertension Center dated December 4, 2014.

a. Amendment to Lease Agreement by and between M.K. Acharya, M.D. and Renal     Hypertension Center dated February 19th, 2015.

EXHIBIT B

Guaranties

[Seller to prepare Exhibit]

EXHIBIT D
FORM OF BILL OF SALE
For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, R.H.C. INVESTMENTS I., INC., a Florida corporation, having an address at 14134 NEPHRON LANE, HUDSON, FL 34667 (“Seller”), hereby bargains, sells, conveys and transfers to                         , a                          (“Buyer”), all of Seller’s right, title and interest in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at or held in connection with that certain real property located in the State of Florida, as more particularly described on Schedule A attached hereto and made a part hereof.
Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of _______, 2015.
SELLER:
R.H.C. INVESTMENTS I., INC., a Florida corporation
By:
Name:
Title:
STATE OF FLORIDA    )
)
COUNTY OF____________    )

The foregoing instrument was acknowledged before me this _____ day of _______, 2015, by__________________, as ___________________of R.H.C. INVESTMENTS I., INC., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced _____________________ as identification.

AFFIX NOTARY STAMP	Signature of Notary Public (Print Notary Name) My Commission Expires:

SCHEDULE A
TO BILL OF SALE

FORM OF BILL OF SALE
For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, M.K. ACHARYA, M.D., an individual, having an address at 14134 NEPHRON LANE, HUDSON, FL 34667 (“Seller”), hereby bargains, sells, conveys and transfers to                         , a                          (“Buyer”), all of Seller’s right, title and interest in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at or held in connection with that certain real property located in the State of Florida, as more particularly described on Schedule A attached hereto and made a part hereof.
Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of _______, 2015.
SELLER:

M.K. ACHARYA, M.D., an individual

STATE OF FLORIDA    )
)
COUNTY OF____________    )

The foregoing instrument was acknowledged before me this _____ day of _______, 2015, by__________________, as ___________________of M.K. ACHARYA, M.D., an individual on behalf of the corporation, who is personally known to me or who has produced _____________________ as identification.

AFFIX NOTARY STAMP	Signature of Notary Public (Print Notary Name) My Commission Expires:

SCHEDULE A
TO BILL OF SALE

EXHIBIT E
FORM OF ASSIGNMENT OF CONTRACTS,
PERMITS, LICENSES AND WARRANTIES
THIS ASSIGNMENT, made as of the ___ day of ________, 2015, by R.H.C. INVESTMENTS I., INC., a Florida corporation (“Assignor”), to                         , a                          (“Assignee”).
W I T N E S S E T H:
WHEREAS, by Agreement for Purchase and Sale of Real Property, having an effective date of ________ ___, 2015, between Assignor and American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership, predecessor-in-interest to Assignee, Assignee has agreed to purchase from Assignor as of the date hereof, and Assignor has agreed to sell to Assignee, that certain property located at 29296 US Highway 19, Clearwater, FL 33761 (the “Property”); and
WHEREAS, Assignor desires to assign to Assignee as of the date hereof all of Assignor’s right, title and interest in the contracts described on Exhibit A attached hereto and made a part hereof, and the permits, licenses and warranties held by Assignor in connection with the Property (collectively, the “Contracts”).
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Contracts. Assignor agrees without additional consideration to execute and deliver to Assignee any and all additional forms of assignment and other instruments and documents that may be reasonably necessary or desirable to transfer or evidence the transfer to Assignee of any of Assignor's right, title and interest to any of the Contracts.
This Assignment shall be governed by the laws of the State of Florida, applicable to agreements made and to be performed entirely within said State.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.
ASSIGNOR:

R.H.C. INVESTMENTS I., INC., a Florida corporation

By:
Name:
Title:

EXHIBIT A

Assigned Contracts

FORM OF ASSIGNMENT OF CONTRACTS,
PERMITS, LICENSES AND WARRANTIES
THIS ASSIGNMENT, made as of the ___ day of ________, 2015, by M.K. ACHARYA, M.D., an individual (“Assignor”), to                     , a                          (“Assignee”).
W I T N E S S E T H:
WHEREAS, by Agreement for Purchase and Sale of Real Property, having an effective date of ________ ___, 2015, between Assignor and American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership, predecessor-in-interest to Assignee, Assignee has agreed to purchase from Assignor as of the date hereof, and Assignor has agreed to sell to Assignee, that certain property located at 14134 Nephron Lane, Hudson, FL 34667 (the “Property”); and
WHEREAS, Assignor desires to assign to Assignee as of the date hereof all of Assignor’s right, title and interest in the contracts described on Exhibit A attached hereto and made a part hereof, and the permits, licenses and warranties held by Assignor in connection with the Property (collectively, the “Contracts”).
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Contracts. Assignor agrees without additional consideration to execute and deliver to Assignee any and all additional forms of assignment and other instruments and documents that may be reasonably necessary or desirable to transfer or evidence the transfer to Assignee of any of Assignor's right, title and interest to any of the Contracts.
This Assignment shall be governed by the laws of the State of Florida, applicable to agreements made and to be performed entirely within said State.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.
ASSIGNOR:

M.K. ACHARYA, M.D., an individual

EXHIBIT A

Assigned Contracts

EXHIBIT F
FORM OF ESTOPPEL CERTIFICATE
The undersigned hereby certifies to American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership (“OP”), [ARHC RACLWFL01, LLC][ARHC DDHUDFL01, LLC], a Delaware limited liability (“Approved Assignee,” and together with OP, “Buyer”), KeyBank National Association (“Lender”), and their respective successors and assigns as follows:
1.    The undersigned is the tenant under that certain [insert title of lease document] [(the “Lease”)], dated as of _________ __, ____, by and between _________________________ (“Landlord”) and _________________________ (“Tenant”) [, as amended by that certain [insert title of lease amendment document], dated as of _________ __, ____, by and between _________________________ and _________________________ (collectively, the “Lease”)], pursuant to which Tenant leases certain premises [known as Suite ____], consisting of _______ rentable square feet, at that real property located at _________________________________________ (the “Premises”).
2.    Except as set forth above, the Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.
3.    The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises and the land on which the Premises are situated.
4.    Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant.
5.    The initial term of the Lease began on __________ __, _____ and expires on ________ __, 20__. The Rent Commencement Date was __________ __, ____. Tenant has accepted possession of the Premises and is open for business. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease.
6.    Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________ (if none, please state “none”). Tenant has no outstanding expansion options, other options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof and/or the land on which the Premises are situated, or rights of first offer to lease with respect to all or any part of the Premises.
7.    The [Base Annual Rent] payable under the Lease is $____________ ($_________ monthly). Such [Base Annual Rent] payable under the Lease shall be adjusted during the initial term of the Lease as follows: (a) from ___________, 20__ to and including ______________, 20__, the Base Annual Rent shall be $_______ ($_______ monthly); (b) from ___________, 20___ to and including ____________, 20___ the Base Annual Rent shall be $________ ($________ monthly); [and from __________, 20__ to and including __________, 20___ the Base Annual Rent shall be $_________ ($__________ monthly)]. Such rent has been paid through and including the month of ____________, 2015. Additional rent under the Lease has been paid through and including the month of __________, 2015. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.
8.    Tenant's security deposit, if any, is $_________________ (if none, please state “none”).
9.    No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Tenant or, to the best knowledge of Tenant, Landlord under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.
10.    (a)    All required contributions by Landlord to Tenant on account of Tenant's improvements have been received by Tenant and all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease.
(b)    Landlord has satisfied all its obligations to Tenant arising out of or incurred in connection with the construction of the tenant improvements on the Premises and no off-set exists with respect to any rents or other sums payable or to become payable by the Tenant under the Lease.
11.    All licenses necessary for using and operating the Premises as a [insert permitted use] are held by Tenant and are in full force and effect.
12.    No voluntary actions or, to Tenant’s best knowledge, involuntary actions are pending against Tenant under the bankruptcy laws of the United States or any state thereof.
13.    This Certificate is delivered to induce Buyer to acquire the Premises and Lender to provide financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate.
[SIGNATURE PAGE FOLLOWS]

The undersigned is duly authorized to execute this Certificate on behalf of Tenant.
Dated: ____________, 2015
TENANT:
____________________, a ________________
By:______________________
Name:
Title:

[DELETE THE FOLLOWING SECTION IF THE LEASE IS NOT GUARANTEED]
[_________________________, a _________________________] (“Guarantor”) certifies to and for the benefit of Buyer, Lender and their respective successors and assigns as follows:
With respect to that certain [Guaranty], dated as of ________ __, ____, by Guarantor to and for the benefit of Landlord (the “Guaranty”): (a) Guarantor is the guarantor of the Lease pursuant to the Guaranty; (b) the Guaranty has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived; (c) the Guaranty is valid and in full force and effect on the date hereof; and (d) no voluntary actions or, to Guarantor’s best knowledge, involuntary actions are pending against Guarantor under the bankruptcy laws of the United States or any state thereof. This Certificate is delivered to induce Buyer to acquire the Premises and Lender to provide financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate. The undersigned is duly authorized to execute this Certificate.
Dated: ____________, 2015

[USE FOLLOWING SIGNATURE BLOCK FOR ENTITY GUARANTOR]
GUARANTOR:
____________________,
a ________________

By:______________________
    Name:
Title:

[USE FOLLOWING SIGNATURE BLOCK FOR PERSONAL GUARANTOR]

GUARANTOR:
______________________
Name:

EXHIBIT G
INTENTIONALLY OMITTED

EXHIBIT H
FORM OF NOTICE TO TENANT
________________ ___, 2015
TO:    [INSERT TENANT’S NOTICE ADDRESS FROM LEASE]
Re:    Notice of Change of Ownership of ______________________________
Ladies and Gentlemen:
YOU ARE HEREBY NOTIFIED AS FOLLOWS:
That as of the date hereof, the undersigned has transferred, sold, assigned, and conveyed all of its right, title and interest in and to the above-described property, (the “Property”) to [ARHC RACLWFL01, LLC][ARHC DDHUDFL01, LLC] (the “New Owner”) and assigned to New Owner, all of the undersigned’s right, title and interest under that certain Lease, dated _________, between ________as tenant and ____________as landlord (the “Lease”), together with any security deposits or letters of credit held thereunder.
Accordingly, New Owner is the landlord under the Lease and future notices and correspondence with respect to your leased premises at the Property should be made to the New Owner at the following address:
[ARHC RACLWFL01, LLC][ARHC DDHUDFL01, LLC]
c/o American Realty Capital Healthcare Trust II, Inc.
7621 Little Avenue, Suite 200
Charlotte, North Carolina 28226
Attention: Regional Asset Manager

With a copy to:
[ARHC RACLWFL01, LLC][ARHC DDHUDFL01, LLC]
c/o American Realty Capital Healthcare Trust II, Inc.
405 Park Avenue, 14th Floor
New York, NY 10022
Attention: General Counsel
You will receive a separate notification from New Owner regarding the new address for the payment of rent. In addition, to the extent required by the Lease, please amend all insurance policies you are required to maintain pursuant to the Lease to name New Owner as an additional insured thereunder and promptly provide New Owner with evidence thereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,
[PRIOR LANDLORD]

By:
Name:
Title:

EXHIBIT I
WARRANTIES
RHC I Investments, Inc.

1.	Limited Warranty for Air Conditioning Unit model MSG by The Dan Wright Group.
15 Year NDL Warranty for Roofing with Duro-Last Roofing, Inc. dated December 08, 2009.

G-1

EXHIBIT J
CONTRACTS

R.H. C. Investments I, Inc.

1.	Contract by and between R.H.C. Investments I, Inc. and The Dan Wright Corporation for service of Air Conditioning maintenance dated September 6, 2010.

2.	Contract by and between R.H.C. Investments I, Inc. and Thyssen Krup Elevator for service of Elevator maintenance dated March 11, 2010.

3.	Contract by and between R.H.C Investments I, Inc. and High Trim for service of Lawn and Landscaping maintenance dated October 20, 2014.

4.	Contract between R.H.C. Investments I, Inc. and Arthur J. Gallagher Risk Management Services, Inc. for service of Commercial Property Insurance dated January 28, 2015.
M.K. Acharya

1.	Contract by and between M.K., MD, PA Acharya and the Federal Emergency Management Agency for service of Flood Insurance dated August 29, 2014.

2.	Contract by and between M.K. Acharya, MD and High Trim for service of Lawn and Landscaping maintenance dated October 09, 2014.

3.	Contract between M.K. Acharya, MD and Carney Insurance for service of Commercial Property Insurance dated December 17, 2013.

EXHIBIT K
PREPAID RENTS AND SECURITY DEPOSITS
None

J-1

EXHIBIT L
PROPERTY MANAGER QUESTIONNAIRE
(attached)

L-1

[INSERT PROPERTY NAME]
Property Manager Questionnaire

Calendar Year: 2015
Property Name/Address:
Property Manager Name:
Survey Completed by: Phone Number:
Email Address:

Questionnaire Background
This Property is currently being evaluated for ownership either directly or indirectly in a structure including a real estate investment trust (“REIT”).
In general, a REIT has certain restrictions placed upon it with respect to the source and type of income that it may derive from its properties and the nature and extent of services that it may provide to its tenants. This questionnaire is being used to ascertain all sources of income from the Property, the exact nature and extent of the services provided or to be provided to tenants of the Property, and who performs such services. Unless otherwise noted, any reference herein to Owner refers, also, to any one or more of the employees of Owner or a Related Entity. When asked, please clarify who is performing such services (e.g., are the services performed by (a) employees of Owner, (b) a third party independent contractor ("Third Party") or (c) a Taxable REIT Subsidiary (“TRS”). A TRS is a corporation 100% owned by a REIT.
Please answer all questions, unless specifically instructed to skip a question or an entire section.
1. Building Information
1(a) Type of Property (check all that apply)
☐Retail-Regional Mall
☐Retail-Strip Center
☐Retail-Other
☐Warehouse
☐Residential
☐Office (may include ancillary retail)
☐Parking
☐Other____

1 (b)How many different tenants currently lease space at the Property?
☐0-5
☐6-10
☐More than 10
1(c)Is any tenant at the Property related to Owner?
☐No
☐Yes
1(c)(1) If Yes, please explain the nature and extent of that relationship.
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
Please go to question 2 on the next page.

2

2. Repairs and Maintenance
Please answer for each column:	Premium Light Bulb Replacement (not building standard)	Locksmith Services	Painting Tenant Space During Lease Term	Carpeting Tenant Space	Picture Hanging	Construction Rubbish Removal	Interior Glass Replacement	Assist Tenant Moves

2(a) Please indicate whether such service is performed by (A) a TRS, (B) building employees, or (C) a Third Party. Please list A, B, or C in each box on the right.
If you listed A in the 2(a) box above, please skip the rest of column and go to the next column.
If you listed B in the 2(a) box above, what is Owner's annual aggregate cost for this service?
If you listed C in the 2(a) box above, please continue below:
How are tenants charged for such services? (X) no separate charge; (Y) separately charged directly by the Third Party; or (Z) separately charged by Owner. Please list X, Y, or Z in each box on the right.

If you listed X in the box immediately above, what is Owner's aggregate annual cost for this service?
If you listed Z in the box above, does Owner charge the tenants the exact amount Owner pays to the Third Party for the service? Please answer Yes or No.
If you listed "No" in the box immediately above, what is Owner's annual aggregate cost for this service?

3

3. Concierge Services
3(a) Are any concierge services which include services beyond a basic security function ("special concierge services") provided at the Property? This would include arranging for tickets and any services beyond basic security.
☐No (Skip the rest of this section)
☐Yes

3(b) Are all special concierge services performed by a TRS? (A Taxable REIT Subsidiary is a corporation 100% owned by a REIT.)
☐Yes (Skip the rest of this section)
☐No
3(c) Are special concierge services performed by a Third Party?
☐No (Skip to 3(d))
☐Yes
3(c)(1) Does the Third Party charge tenants directly for special concierge services?
☐No
☐Yes
3(c)(2) Does Owner receive any income from the Third Party's provision of special concierge services?
☐No
☐Yes
3(d)Are special concierge services performed by Owner employees?
☐Yes
☐No
3(e) What is the annual cost to Owner of providing concierge services?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
4. Construction Services
4(a) Do Owner employees perform actual construction in tenant spaces for tenant improvements (rather than hiring a Third Party)?
☐No
☐Yes
4(b) Does Owner perform supervision and coordination services for tenants with respect to tenant repairs, construction or alteration?
☐No
☐Yes
4(b)(1) Are all such supervision and coordination services performed by a TRS?
☐Yes (Skip the rest of this section)
☐No
4(b)(1)(A) Please name the Third Parties who perform the actual construction.
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

4

5. Cleaning Services
5(a) Are specialty cleaning services (e.g., carpet cleaning, party clean-up, cafeteria cleaning, etc.) provided within the tenant's space?
☐No (Skip the rest of this section)
☐Yes
5(b) Are specialty cleaning services that are provided within the tenant's space, performed by a TRS?
☐Yes (Skip the rest of this section)
☐No
5(b)(1) Are any specialty cleaning services being provided by a Third Party?
☐No (Skip to 5(b)(2))
☐Yes
5(b)(1)(A) Does the Third Party charge the tenants directly for the specialty cleaning services?
☐No (Skip to 5(b)(1)(B))
☐Yes
5(b)(1)(A)(1) Does Owner receive any payments from the Third Party?
☐No
☐Yes
5(b)(1)(B) Does Owner separately charge the tenants for such services?
☐No (Skip to 5(b)(2))
☐Yes
5(b)(1)(B)(1) If Yes, does Owner charge the tenants the exact amount Owner pays to the Third Party for the service? Please answer Yes or No. _____
5(b)(2) Are any specialty cleaning services provided by a Owner employee?
☐No (Skip the rest of this section)
☐Yes
5(b)(2)(A) If Yes, what is Owner's aggregate annual cost for such services? _____

6. Health Club Facilities and Other Facilities
6(a) Are any of the following facilities available at the Property? If Yes, please indicate on the lines below whether (1) there are attendants at such facilities, (2) whether these facilities are open to non-tenants, (3) whether any services are provided at these facilities, and (4) if so, who provides the services.
Library        ☐No    ☐Yes_____

Cafeteria        ☐No    ☐Yes_____

Day Care        ☐No    ☐Yes_____

Swimming Pool    ☐No    ☐Yes_____

Tennis Court    ☐No    ☐Yes_____

Playground    ☐No    ☐Yes_____

Other        ☐No    ☐Yes_____

6(b) Is a health club or other exercise or wellness facility provided at the Property?
☐No (Skip the rest of this section)
☐Yes

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6(b)(1) Is the health club leased by a health club tenant?
☐No (Skip to 6(c))
☐Yes
6(b)(1)(A) Please provide the name of the health club tenant.______

6(b)(2) Was the lease to the health club tenant a "below market" lease at the time it was executed?
☐No
☐Yes
6(b)(3) Do tenants get discounts on the health club?
☐No
☐Yes
6(c) Are any services provided by a Third Party (e.g., as towel service, personal training, aerobics, etc.)?
☐No (Skip to 6(d))
☐Yes
6(c)(1) Please list services provided:
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
6(c)(2) Does the Third Party charge the tenants directly for such services?
☐No (Skip to 6(d))
☐Yes
6(c)(2)(A) Does Owner receive any payments from the Third Party?
☐No
☐Yes
6(c)(3) Does Owner separately charge the tenants for such services?
☐No (Skip to 6(c)(4))
☐Yes
6(c)(3)(A) If Yes, does Owner charge the tenants the exact amount Owner pays to the Third Party for the service? Please answer Yes or No. ______

6(c)(4) How much does Owner pay the Third Party annually for such services? ______
6(d) Are any of such services provided by a Owner employee?
☐ No (Skip the rest of this section)
☐Yes
6(d)(1) If Yes, what is Owner's aggregate annual cost for such services?______
7. Parking Facilities
7(a) Are there parking facilities available at the Property?
☐No (Skip the rest of this section)
☐Yes

7(b) Are any services provided at the parking facilities other than lighting, cleaning, striping, and security?
☐No (Skip the rest of this section)
☐Yes

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7(b)(1) Has a third party manager been hired to manage the parking facilities?
☐No (Skip to 7(b)(2))
☐Yes
7(b)(1)(A) If Yes, please provide the name of the third party manager. ______
7(b)(2) Are the parking facilities leased to a third party?
☐No (Skip to 7(b)(3))
☐Yes
7(b)(2)(A) If Yes, please provide the name of the third party lessee. _______
7(b)(3) Are ancillary services provided to parkers (e.g., car wash, auto care and maintenance, car detailing, battery starts, oil changes, etc)?
☐No (Skip the rest of this section)
☐Yes
7(b)(3)(A) Does a Owner employee provide the ancillary services?
☐No
☐Yes
8. Shuttle Services
8(a) Are shuttle services provided at the Property?
☐No (Skip the rest of this section)
☐Yes
8(a)(1) Are shuttle services provided by a TRS?
☐Yes (Skip the rest of this section)
☐No

8(a)(2) Are shuttle services available for both tenants and non-tenants?
☐No
☐Yes
8(a)(3) Please indicate who provides the shuttle services:
☐Owner employee
☐Third Party
8(a)(4) What is the annual aggregate cost to Owner of providing such services?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
9. Discounts
9(a) Does Owner procure discounts on goods or services for tenants?
☐No (Skip the rest of this section)
☐Yes
9(a)(1) Please describe the arrangement and the parties involved.
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

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10. Promotions and Marketing
10(a) Does Owner perform any unusual marketing or promotional services for tenants?
☐No (Skip the rest of this section)
☐Yes
10(a)(1) If the Property is an office building, what is Owner's annual aggregate cost of such services?

11. Conference Facilities
11(a) Are conference facilities available for use by the tenants of the Property, that are not leased to a Third Party or a TRS?
☐No (Skip the rest of this section)
☐Yes

11(b)Are any services provided in connection with the conference room facilities (e.g., food, beverage, audio/video, special cleaning, receptionist, copying, or other ancillary services)?
☐No (Skip the rest of this section)
☐Yes
11(b)(1) What type of services are provided?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
12. Executive Office Suites
12 (a)Does the Property have executive office suites, or similar short-term or temporary office space available for use by the tenants?
☐No (Skip the rest of this section)
☐Yes
12(a)(1) Are such office suites leased to a third party?
☐Yes (Skip the rest of this section)
☐No
12(a)(2) Are such office suites leased to a TRS, or are services in the office suites provided by a TRS?
☐Yes (Skip the rest of this section)
☐No

12(b) Please describe any services provided. Examples include providing furnished space, secretarial services, etc.
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
13. Common Eating Facilities
13(a) Is Owner subsidizing the provision of food at the Property?
☐No
☐Yes
13(a)(1) If Yes, please describe:
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

8

14. Mail Distribution or Courier Service
14(a) Is messenger, courier, or mail distribution service provided to or for the tenants of the Property?
☐No (Skip the rest of this section)
☐Yes
14(a)(1) Are such services provided by a TRS?
☐Yes (Skip the rest of this section)
☐No
14(b) What type of services are provided?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
15. Security Services
15(a) Are security services provided within any tenant space?
☐No (Skip the rest of this section)
☐Yes
15(a)(1) Are such services provided by a TRS?
☐Yes (Skip the rest of this section)
☐No
15(a)(2) What type of services are provided?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
16. Other Services
16(a) Does Owner provide any of the following telecommunications services customized to a particular tenant?

Cable                    ☐No    ☐Yes_____
Telephone                    ☐No    ☐Yes_____
Internet Access                ☐No    ☐Yes_____
Email                    ☐No    ☐Yes_____
Safety and security systems            ☐No    ☐Yes_____
Environmental control systems            ☐No    ☐Yes_____
Security alarms                ☐No    ☐Yes_____
Rooftop space for telecommunications equipment    ☐No    ☐Yes_____
Other _____

16(a)(1) If Yes, does Owner receive compensation for these services and from whom?

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
16(b) Is abt Billboard space rented at the Property?
☐No
☐Yes

16(c) Are any other services not covered in any of the previous sections provided to tenants at the Property? Examples include shoe shine, massage therapist, dry cleaning, or any special services provided to particular tenants or within the tenant's space.
☐No (Skip the rest of this section)
☐Yes

9

16(c)(1) Please describe the services:
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
17. Miscellaneous
17(a) Do any tenants sublease any portion of the Property to subtenants?
☐No (Skip to 17(b))
☐Yes
17(a)(1) Is any portion of the Property being subleased by a subtenant who is a party related to Owner?
☐No
☐Yes
17(a)(2) Do any tenants sublease any portion of the Property where the sublease rent is based on net profits of the subtenant?
☐No
☐Yes
17(a)(3) Is any portion of the Property being subleased by a tenant where Owner is getting a percentage of the excess rent collected by the tenant?
☐No
☐Yes
17(a)(4) Is Owner in the process of taking back existing space from a tenant under a sublease from the tenant? Has the lease been structured yet?
_____________________________________________________________________________________________________________________________
17(b) Is any material amount (an amount with an annual rental value in excess of $1MM) of personal property (e.g., furniture, equipment, appliances, etc. owned by the landlord) leased to a tenant under, or in connection with, a lease of space or other real property to such tenant?
☐No (Skip to 17(c))
☐Yes
17(b)(1) If Yes, what is the total annual rent payable by such tenant and what is the fair market value of such personal property?
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
17(c) Is any Third Party which performs cleaning, painting, or construction services for tenants at the Property, or to your knowledge, at any other Owner property, a tenant at the Property (other than a tenant renting space solely to perform its work at the Property)?
☐No
☐Yes
17(c)(1) If Yes, please describe the terms of the lease:
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

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18. Other Comments
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

11

Schedule 3(a)
Purchase Price and Earnest Money Allocations

Property	Purchase Price	Earnest Money
RAI Care Center Property	$4,750,000	$240,000
DaVita Dialysis Center Property	$2,725,000	$135,000
Totals	$7,475,000.00	$375,000.00

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